STOCKHOLDER AGREEMENT

     THIS STOCKHOLDER AGREEMENT (this "Agreement") is made and entered into as
                                       ---------
of April 14, 2004 by and etween YDI Wireless, Inc., a Delaware corporation ("YDI"), and Mobius Technology Ventures VI, L.P., Mobius echnology Ventures
  ---
Advisors Fund VI, L.P., Mobius Technology Ventures Side Fund VI, L.P., Softbank US Ventures VI, L.P., Softbank Technology Ventures Advisors Fund V, L.P., Softbank Technology Ventures Entrepreneurs Fund V, L.P., and Softbank Technology Ventures V, L.P. (collectively, "Stockholder"), who are stockholders of Terabeam
                                 -----------
Corporation, a Washington corporation (the "Company").
                                            -------

                                    RECITALS

     A. Concurrently with the execution of this Agreement, YDI, T-Rex Acquisition Corporation, a Washington corporation and wholly owned subsidiary of YDI ("Merger Sub"), and the Company have entered into an agreement and plan of merger (the "Merger Agreement"), whereby YDI would acquire all of the capital stock of the Company through the merger (the "Merger") of Merger Sub with and into the Company.

     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of more than 50% of the outstanding voting capital stock of the Company.

     C. In exchange for good and valuable consideration, receipt of which is hereby confirmed, including the execution of the Merger Agreement by YDI, Stockholder desires to restrict the transfer or disposition of any of the Shares (defined below), and desires to vote the Shares so as to facilitate the consummation of the Merger.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Agreement to Retain Shares.
        --------------------------

     1.1 Transfer and Encumbrance. Stockholder agrees, during the period
         ------------------------
beginning on the date hereof and ending on the Expiration Date (as defined below), not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer") such number of shares of the Company's outstanding shares of voting common stock that it beneficially owns that is equal to thirty percent (30%) of the shares of the Company's outstanding voting common stock outstanding as of the record date of the Company Stockholder Meeting (as defined in the Merger Agreement) (the "Shares"), or to discuss,
                                                   ------
negotiate, or make any offer or agreement relating thereto, other than to or with YDI. Stockholder acknowledges that the intent of the foregoing sentence is to ensure that YDI retains the right under the Proxy (as defined in Section 3
                                                                    ---------
hereof) to vote the Shares in accordance with the terms of the Proxy. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such
                  ---------------
date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) one hundred eighty (180) days after the date of this Agreement.

     1.2  [intentionally deleted]

2. Agreement to Vote Shares. Until the Expiration Date, at every meeting of
   ------------------------
stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company (which Stockholder shall sign at such time or times as may be requested by YDI) with respect to any of the following (the "Meeting"), Stockholder shall vote the Shares:
                -------

     (i) in favor of approval of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

     (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger as contemplated by the Merger Agreement; and

     (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any of its subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, (D) any material change in the capitalization of the Company or the Company's corporate structure, or (E) any other action that is intended to impede, interfere with, delay, postpone, discourage or materially and adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement (any of the foregoing are referred to herein as an "Opposing Proposal").
                                        -----------------

     Prior to the Expiration Date, Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with this Section 2.

     3. Irrevocable Proxy. Concurrently with the execution of this Agreement,
        -----------------
Stockholder agrees to deliver to YDI an irrevocable proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares. YDI agrees to vote the Proxy at the Meeting.

     4. Representations, Warranties and Covenants of Stockholder. Stockholder
        --------------------------------------------------------
represents, warrants and covenants as follows:

     4.1 Ownership of Shares. Stockholder is the beneficial owner of the Shares
         -------------------
with full power to vote or direct the voting of the Shares. As of the date hereof the Shares are, and at all times up until the Expiration Date the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances. Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

     4.2 Opposing Proposals. Stockholder will not, and will not permit any
         ------------------
entity under Stockholder's control to: (i) solicit proxies or become a participant in a solicitation with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit, the timely consummation of the Merger in accordance with the terms of the Merger Agreement; or (ii) initiate a stockholders' vote or action by consent of the stockholders with respect to an Opposing Proposal.

     4.3 Accredited Investor. Stockholder is an "accredited investor" as defined
         -------------------
in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Stockholder has such knowledge and experience in financial and business matters in general and investments in particular so that the Stockholder is able to evaluate the merits and risks of an investment in the securities issuable by YDI and to protect its own interests in connection with such investment. In addition, Stockholder has received such information as it considers necessary or appropriate for deciding whether to make an investment in the securities issuable by YDI. Stockholder acknowledges that YDI has afforded Stockholder a reasonable opportunity to ask questions and receive answers from YDI and its management regarding the business and affairs of YDI.

     5. Additional Documents. Stockholder hereby covenants and agrees to execute
        --------------------
and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of the Merger Agreement, this Agreement and the Merger.

     6. Consents and Waivers. Stockholder (solely in its capacity as a
        --------------------
stockholder of the Company) hereby agrees to give any consents or waivers that may reasonably be required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

     7. Termination. This Agreement and the Proxy delivered in connection
        -----------
herewith shall terminate and shall have no further force or effect on the Expiration Date and no party shall have any further obligations or liability hereunder at and after such time (except to the extent that such termination results from the breach by a party hereto of any of its representations, warranties, covenants, or agreements set forth in this Agreement or the Proxy).

     8. Miscellaneous.
        -------------

     8.1 Severability. If any provision of this Agreement or the application
         ------------
thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business, and other purposes of such void or unenforceable provision; and, if they do not act to replace the provision, the Agreement will be interpreted as if they had replaced it with such a provision.

     8.2 Binding Effect and Assignment. This Agreement and all of the provisions
         -----------------------------
hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this

Agreement nor any of the rights, interests or obligations of Stockholder may be assigned by Stockholder without the prior written consent of YDI.

     8.3 Amendments and Modification. This Agreement may not be modified,
         ---------------------------
amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

     8.4 Waiver. No failure on the part of YDI to exercise any power, right,
         ------
privilege or remedy under this Agreement, and no delay on the part of YDI in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. YDI shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of YDI; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

     8.5 Specific Performance; Injunctive Relief. The parties acknowledge that
         ---------------------------------------
YDI will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to YDI upon any such violation, YDI shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to YDI at law or in equity.

     8.6 Notices. All notices and other communications hereunder shall be in
         -------
writing and shall be deemed given if delivered personally or by commercial delivery service or mailed by registered or certified mail (return receipt requested) or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as the party shall specify by like notice). If so mailed, they shall be deemed given upon the earlier of actual receipt or three business days after mailing.

                                (i) if to YDI, to:

                                    8000 Lee Highway
                                    Falls Church, VA 22042
                                    Attention:  Robert E. Fitzgerald
                                    Facsimile No.:  (703) 205-0672

                                    with a copy to:

                                    David L. Renauld
                                    20 Industrial Drive East
                                    South Deerfield, MA  01373
                                    Facsimile No.:  (413) 665-0089

                               (ii) if to Stockholder, to:

                                    Jason A. Mendelson General Counsel Mobius
                                    Venture Capital 2 Palo Alto Square, Suite
                                    500 3000 El Camino Real Palo Alto, CA 94306
                                    Facsimile No.: (650) 319-2730

     8.7 Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

     8.8 Entire Agreement. This Agreement and the Proxy contain the entire
         ----------------
understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties hereto with respect to such subject matter.

     8.9 Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. A facsimile or copy of a signature is valid as an original.

                                    * * * * *

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

YDI WIRELESS, INC.


By:    /s/ Robert E. Fitzgerald
       ------------------------
Name:  Robert E. Fitzgerald
Name:  Chief Executive Officer

STOCKHOLDER:

MOBIUS TECHNOLOGY VENTURES VI, L.P.

       By:  Mobius VI, LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 5,575,200 shares of voting common
       -----------------------------------------------------

MOBIUS TECHNOLOGY VENTURES ADVISORS FUND VI, L.P.

       By:  Mobius VI, LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 217,200 shares of voting common
       -----------------------------------------------------

MOBIUS TECHNOLOGY VENTURES SIDE FUND VI, L.P.

       By:  Mobius VI, LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 228,000 shares of voting common
       -----------------------------------------------------

SOFTBANK US VENTURES VI, L.P.

       By:  Mobius VI, LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 5,979,600 shares of voting common
       -----------------------------------------------------

SOFTBANK TECHNOLOGY VENTURES ADVISORS FUND V, L.P.

       By:  SBTV V LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 318,700 shares of voting common
       -----------------------------------------------------

SOFTBANK TECHNOLOGY VENTURES ENTREPRENEURS FUND V, L.P.

       By:  SBTV V LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 212,132 shares of voting common
       -----------------------------------------------------------------------


SOFTBANK TECHNOLOGY VENTURES V, L.P.

       By:  SBTV V LLC, its general partner

       By: /s/ Gary E. Rieschel
           -------------------------------------------------
       Name:  Gary E. Rieschel
       Title:  Executive Managing Director

       Number and description of shares of stock of the Company owned by this stockholder: 11,802,500 shares of voting common
       ----------------------------------------------------------------------

                                                                       EXHIBIT A
                                                                       ---------

                                IRREVOCABLE PROXY

     The undersigned stockholders (collectively, the "Stockholder") of Terabeam
                                                      -----------
Corporation, a Washington corporation (the "Company"), hereby irrevocably (to
                                            -------
the fullest extent permitted by law) appoints Robert E. Fitzgerald, Patrick L. Milton, and David L. Renauld, each officers of YDI Wireless, Inc., a Delaware corporation ("YDI"), and each of them, as the sole and exclusive attorney and
              ---
proxy of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to such number of shares of the Company's outstanding shares of voting common stock that it beneficially owns that is equal to thirty percent (30%) of the shares of the Company's outstanding voting common stock outstanding as of the record date of the Company Stockholder Meeting (as defined in the Merger Agreement) (the "Shares"), in accordance with
                                                   ------
the terms of this Proxy. The shares of Company stock beneficially owned by the undersigned Stockholder as of the date of this Proxy are listed on the final page of this Proxy, along with the number(s) of the share certificate(s) which represent such shares. Upon the undersigned's execution of this Proxy, any and all prior proxies given by each undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest, is granted pursuant to and is subject to the terms of that certain Stockholder Agreement dated as of the date hereof by and between YDI and the Stockholder (the "Stockholder Agreement"), and is granted for good
                              ---------------------
and valuable consideration, including in consideration of YDI entering into that certain Agreement and Plan of Merger dated as of the date hereof by and among YDI, T-Rex Acquisition Corporation, a Washington corporation and wholly owned subsidiary of YDI ("Merger Sub"), and the Company (the "Merger Agreement")
                    ----------                          ----------------
whereby YDI would acquire all of the capital stock of the Company through the merger (the "Merger") of Merger Sub with and into the Company. As used herein,
             ------
the term "Expiration Date" shall mean the earlier to occur of (i) such date and
          ---------------
time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) one hundred eighty (180) days after the date of the Stockholder Agreement.

     Subject to any limitations contained in the Stockholder Agreement, the attorney and proxy named above is hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

     (i) in favor of approval of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the terms thereof and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

     (ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger as contemplated by the Merger Agreement; and

     (iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Merger Agreement):
(A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of the Company with any party, (B) any sale, lease or transfer of any significant part of the assets of the Company or any of its subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, (D) any material change in the capitalization of the Company or the Company's corporate structure, or (E) any other action that is intended to impede, interfere with, delay, postpone, discourage or materially and adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement.

     The attorney and proxy named above may not exercise this Proxy on any other matter except as provided in clauses (i), (ii) or (iii) above. The Stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  April 14, 2004

MOBIUS TECHNOLOGY VENTURES VI, L.P.

     By:  Mobius VI, LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                  ----------------

MOBIUS TECHNOLOGY VENTURES ADVISORS FUND VI, L.P.

     By:  Mobius VI, LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                  ----------------

MOBIUS TECHNOLOGY VENTURES SIDE FUND VI, L.P.

     By:  Mobius VI, LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                 -----------------

SOFTBANK US VENTURES VI, L.P.

     By:  Mobius VI, LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                 -----------------

SOFTBANK TECHNOLOGY VENTURES ADVISORS FUND V, L.P.

     By:  SBTV V LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                  ----------------
                                       10

SOFTBANK TECHNOLOGY VENTURES ENTREPRENEURS FUND V, L.P.

     By:  SBTV V LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                  ----------------

SOFTBANK TECHNOLOGY VENTURES V, L.P.

     By:  SBTV V LLC, its general partner

     By: /s/ Gary E. Rieschel
         -------------------------------------------------
     Name:  Gary E. Rieschel
     Title:  Executive Managing Director

     Number and description of shares of stock of the Company owned by this stockholder (including certificate numbers): See Attachment A
                                                  ----------------

                                                   ATTACHMENT A

-------------------------------------------------------------------------------------------------------------------
                                                                               Certificate         Quantity/Face
 Company Issue                          Fund                                     Number                Value
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Entrepreneurs Fund V, L.P.         161                12,900
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Entrepreneurs Fund V, L.P.         164                 8,600
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Entrepreneurs Fund V, L.P.         167                 8,600
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Entrepreneurs Fund V, L.P.         239                22,933
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Entrepreneurs Fund V, L.P.         562               159,099
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures V, L.P.                            160               717,525
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures V, L.P.                            163               478,350
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures V, L.P.                            166               478,350
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures V, L.P.                            240             1,276,400
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures V, L.P.                            563             8,851,875
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Advisors Fund V, L.P.              162                19,575
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Advisors Fund V, L.P.              165                13,050
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Advisors Fund V, L.P.              168                13,050
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Advisors Fund V, L.P.              238                34,000
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK Technology Ventures Advisors Fund V, L.P.              561               239,025
-------------------------------------------------------------------------------------------------------------------
Common             Mobius Technology Ventures Side Fund VI, L.P.                   681                76,000
-------------------------------------------------------------------------------------------------------------------
Common             Mobius Technology Ventures Side Fund VI, L.P.                   699               152,000
-------------------------------------------------------------------------------------------------------------------
Common             Mobius Technology Ventures VI, L.P.                             678             1,858,400
-------------------------------------------------------------------------------------------------------------------
Common             Mobius Technology Ventures VI, L.P.                             696             3,716,800
-------------------------------------------------------------------------------------------------------------------
Common             Mobius Technology Ventures Advisors Fund VI, L.P.               679                72,400
-------------------------------------------------------------------------------------------------------------------
Common             Mobius Technology Ventures Advisors Fund VI, L.P.               697               144,800
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK US Fund VI, L.P.                                       680             1,993,200
-------------------------------------------------------------------------------------------------------------------
Common             SOFTBANK US Fund VI, L.P.                                       698             3,986,400
-------------------------------------------------------------------------------------------------------------------


                                      -12-